As filed with the Securities and Exchange Commission on March 5, 2001
                           Registration No. 333-91203

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                               -------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                   TO FORM S-2
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                                -----------------

                            PRO-FAC COOPERATIVE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             NEW YORK                                        16-6036816
  (State or other jurisdiction of                           (IRS Employer
  incorporation or organization)                       Identification Number)
                                -----------------

                                 90 Linden Oaks
                                  P.O. Box 682
                            Rochester, New York 14603
                                 (716) 383-1850
   (Address, Including Zip Code, and Telephone Number, Including Area Code of
                    Registrant's Principal Executive Offices)

                               ------------------
                                                       Copy to:
Earl L. Powers                                         Catherine A. King, Esq.
Vice President, Finance and Treasurer                  Harris Beach LLP
Pro-Fac Cooperative, Inc.                              130 East Main Street
90 Linden Oaks                                         Rochester, New York 14604
Rochester, New York 14625                              (716) 232-4440
(716) 383-1850
(Name, address, including zip code, and
 telephone number, including area code, of agent for service)

--------------------------------------------------------------------------------

         Approximate date of commencement of proposed sale to the public: [ ] If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [ ]
         If the registrant elects to deliver its latest annual report to security holders, or a complete and legible facsimile thereof, pursuant to Item 11(a)(1) of this form check the following box. [ ]
         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
         If this form is a post-effective amendment filed pursuant to rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                               ------------------
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                                       1
                          DEREGISTRATION OF SECURITIES

         The purpose of this Post-Effective Amendment No. 1 to this Registration Statement is to deregister all shares of Class B common stock, par value $5.00 per share (the "Common Stock"), and all special membership interests (the "Membership Interests") of Pro-Fac Cooperative, Inc., a New York agricultural cooperative corporation, which have not been sold pursuant to this Registration Statement.

         The  Securities  and Exchange  Commission  declared  this  Registration
Statement  effective  on  December  7,  1999.  Pursuant  to this  Post-Effective
Amendment No. 1, which is being filed in accordance with the Company's undertaking set forth in Part II, Item 17(a) 3. of this Registration Statement, the Company hereby deregisters and removes from registration under the
Securities Act of 1933, the 876,771 shares of the Common Stock and the $3,337,832 of Membership Interests remaining unsold under this Registration Statement.

                                      II-1
                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.          List of Exhibits.

Exhibit Number                                                   Description

   24.1*                                                      Power of Attorney
------------------
* Previously Filed

                                   SIGNATURES

         Pursuant  to the  requirements  of the  Securities  Act  of  1933,  the
Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rochester, State of New York, on March 5, 2001.

                  PRO-FAC COOPERATIVE, INC.

               By:
                  /s/              Earl L. Powers
                  --------------------------------------------------
                  Name:            Earl L. Powers
                  Title:Vice President, Finance and Treasurer
                  (Principal Financial Officer and Principal Accounting Officer)



         Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                                             Title                                Date


*                                                         President, Chairman of                   March 5, 2001
--------------------------------------------              the Board and Director
       (Bruce R. Fox)


*                                                         Vice President, Vice Chairman            March 5, 2001
--------------------------------------------              of the Board and Director
       (Steven D. Koinzan)


*/s/   Earl L. Powers                                     Vice President, Finance                  March 5, 2001
--------------------------------------------              and Treasurer (Principal Financial
       (Earl L. Powers)                                   Officer and Principal Accounting
                                                          Officer)


*                                                         Secretary and General Manager            March 5, 2001
--------------------------------------------              (Principal Executive Officer)
       (Stephen R. Wright)


*                                                         Director                                 March 5, 2001
--------------------------------------------
       (Dale W. Burmeister)


*                                                         Director                                 March 5, 2001
--------------------------------------------
       (Glen Lee Chase)


              Signature                                    Title                                         Date


*                                                         Director                                 March 5, 2001
--------------------------------------------
       (Tom R. Croner)


*                                                         Director                                 March 5, 2001
--------------------------------------------
       (Kenneth M. Dahlstedt)


*                                                         Director                                 March 5, 2001
--------------------------------------------
       (Robert A. DeBadts)


*                                                         Director                                 March 5, 2001
--------------------------------------------
       (Kenneth A. Mattingly)


*                                                         Director                                 March 5, 2001
--------------------------------------------
       (Allan W. Overhiser)


*                                                         Director                                 March 5, 2001
--------------------------------------------
       (Paul E. Roe)


*                                                         Director                                 March 5, 2001
--------------------------------------------
       (Darell Sarff)


*By:   /s/        Earl L. Powers
       -------------------------------------
                Earl L. Powers, as
                 Attorney-in-Fact


                                      II-4
                                  EXHIBIT INDEX

Exhibit Number                                                    Description

       24.1*                                                  Power of Attorney
---------------
* Previously Filed